Exhibit 24
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                                POWER OF ATTORNEY
                                -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute Reginald L. Babcock as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or as a director of Connecticut Natural Gas Corporation or otherwise) the Annual Report on Form 10-K of

   Connecticut Natural Gas Corporation respecting its fiscal year ended September 30, 1996 and any and all amendments thereto and to file such Form

   10-K and any such amendments thereto with the Securities and Exchange Commission. Said attorney shall have the power to act hereunder.


        IN WITNESS WHEREOF, the undersigned have executed this instrument this

   26th day of November, 1996.


    S/ Bessye W. Bennett                  S/ Denis F. Mullane
    ------------------------------------  ------------------------------------
    (Bessye W. Bennett)                   (Denis F. Mullane)
    Director                              Director


    S/ James F. English, Jr.              S/ Richard J. Shima
    ------------------------------------  ------------------------------------
    (James F. English, Jr.)               (Richard J. Shima)
    Director                              Director


    S/ Herman J. Fonteyne                 S/ Laurence A. Tanner
    ------------------------------------  ------------------------------------
    (Herman J. Fonteyne)                  (Laurence A. Tanner)
    Director                              Director


    S/ Beverly L. Hamilton                S/ DeRoy C. Thomas
    ------------------------------------  ------------------------------------
    (Beverly L. Hamilton)                 (DeRoy C. Thomas)
    Director                              Director


    S/ Harvey S. Levenson                 S/ Michael W. Tomasso
    ------------------------------------  ------------------------------------
    (Harvey S. Levenson)                  (Michael W. Tomasso)
    Director                              Director




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